SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest event reported): February 27, 2006
BAY VIEW DEPOSIT CORPORATION
(Exact name of registrant as specified in charter)

Delaware	333-121380	26-0100667

State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
incorporation or organization

1840 Gateway Drive
San Mateo, California	94404

Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code: (650) 312-7452

(Former name, former address, and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
Signatures
EXHIBIT 99.1

Item 9.01 Financial Statements and Exhibits
(c) Exhibit
Exhibit 99.1 Monthly Servicing Report for the Collection Period ending January 31, 2006
Signatures
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Transaction Corporation by the undersigned thereunto duly authorized.

BAY VIEW 2005-LJ-1 OWNER TRUST
	BY:	BAY VIEW DEPOSIT CORPORATION
ORIGINATOR OF TRUST

Dated: February 27, 2006		By:	/s/ Kevin Rieke

Kevin Rieke
Director of Finance